Exhibit 10.21(t)

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED INVENTORY FINANCING AGREEMENT, FIRST AMENDMENT TO THIRD AMENDED AND RESTATED PROGRAM TERMS LETTER [****]

THIS AMENDMENT (the “Amendment”), dated this ___ day of June, 2016, is a Second Amendment to that certain Second Amended and Restated Inventory Financing Agreement dated October 30, 2015 (as amended, supplemented or otherwise modified form time to time, the “Financing Agreement”), a First Amendment to that certain Third Amended and Restated Program Terms Letter dated October 30, 2015 (as amended, supplemented or otherwise modified from time to time, the “PTL”) [****] entered into by and among the undersigned Dealers (each, individually, a “Dealer” and, collectively, “Dealers”), Wells Fargo Commercial Distribution Finance LLC f/k/a GE Commercial Distribution Finance Corporation (in its individual capacity, “CDF”) as Agent (CDF, in such capacity as agent, is herein referred to as “Agent”) for the several financial institutions that are parties to the Financing Agreement or may from time to time become party to the Financing Agreement (collectively, the “Lenders” and individually each a “Lender”) and for itself as a Lender, and such Lenders.

WHEREAS, the parties hereto desire to amend the Financing Agreement, the PTL [****] in certain respects;

NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1.Exhibit C of the Financing Agreement (Permitted Locations) is hereby amended and restated in its entirety in form and substance as set forth in Exhibit C to the Financing Agreement attached hereto.

2.Exhibit E of the Financing Agreement (Lenders’ Allocations and Ratable Share) is hereby amended and restated in its entirety in form and substance as set forth in Exhibit E to the Financing Agreement attached hereto. For the avoidance of doubt, the revised Lenders’ Allocations and Ratable Shares shall be effective as of the first Settlement Date following the date hereof.

3.Exhibit G of the Financing Agreement (Form of Trigger Compliance Certificate) is hereby added to the Financing Agreement in form and substance as set forth in Exhibit G to the Financing Agreement attached hereto.

4.Exhibit C to the PTL (Form of Inventory Certificate) is hereby amended and restated in its entirety in form and substance as set forth in Exhibit C to the PTL attached hereto.

5.The definition of “Maximum Aggregate Credit Amount” in the Financing Agreement is hereby deleted in its entirety and replaced by the following:

"‘Maximum Aggregate Credit Amount' means an aggregate total of Three Hundred Million Dollars ($300,000,000.00).”

6.The following subclause (g) is hereby added to Section 8 of the Financing Agreement:

“and (g) concurrently with the delivery of the financial statements required to be delivered under clauses (a) and (b), above, a trigger compliance certificate in the form attached hereto as Exhibit G (the “Trigger Compliance Certificate”), setting forth a calculation of Fixed Charge Coverage

Ratio and TTM EBITDA (each as defined in the Program Terms Letter), executed by an officer of Dealers.”

7.Section 19 of the Financing Agreement is hereby deleted in its entirety and replaced by the following:

“19.   Term and Termination. Unless sooner terminated as provided in this Agreement, the term of this Agreement shall commence on the date hereof and continue until October 30, 2019 and, if Agent provides written notice to Dealers of Agent’s intent to renew the current term at least (ninety) 90 days prior to the end of the then current term, at Agent’s sole election and subject to Dealer’s consent, the term of this Agreement shall automatically renew for up to two successive one year periods thereafter.  Upon termination of this Agreement, all Obligations shall become immediately due and payable without notice or demand.  Upon any termination, Dealers shall remain fully and jointly and severally liable to each Lender for all Obligations owed to such Lender, including without limitation all fees, expenses and charges, arising prior to or after termination, and each Lender’s rights and remedies and security interest, if any, shall continue until all Obligations to such Lender hereunder are paid and all obligations of Dealers are performed in full.  All waivers and indemnifications in Agent’s and each Lender’s favor, and the agreement to arbitrate, set forth in this Agreement will survive any termination of this Agreement.”

8.The introductory paragraph under the Performance Rebate heading in the PTL is hereby deleted in its entirety and replaced by the following:

“So long as Dealer remains in compliance with all the terms and conditions of the Inventory Financing Agreement, this Program Terms Letter and all other agreements or instruments by and between Dealer, Agent and any one or more Lenders, beginning the date hereof through the calendar quarter ending June 30, 2016, and for each calendar quarter thereafter, Agent, on behalf of Lenders, will [****] in an amount equal to [****] of (i) the average daily balance of outstanding Obligations owed to Lenders for the prior quarter less (ii) the average daily balance of the [****] for the prior quarter (the “[****]”).  Such [****] will be subject to the following:”

9.The sixth paragraph under the Floorplan Advance Rate heading in the PTL is hereby deleted in its entirety and replaced by the following:

“For [****] brand new inventory: 75% of invoice amount for all inventory that is [****] feet or less and [****] of invoice amount for all inventory that is greater than [****] feet, subject to a maximum of [****] in the aggregate advanced at any one time, and further subject to Availability.”

10.The seventh paragraph under the Floorplan Advance Rate heading in the PTL is hereby deleted in its entirety and replaced by the following:

“As used herein, ‘Availability’ shall mean:

(i)  the lesser of:

(a)  the Maximum Credit Amount, minus the outstanding amount of Approvals, and

(b)  (1) if the Fixed Charge Coverage ratio is equal to or greater than [****] and TTM EBITDA is equal to or greater than [****], in each case as shown on the most recent Trigger Compliance Certificate delivered pursuant to Section 8(g) of the Inventory Financing Agreement, 100% of the Eligible Inventory Collateral shown on the most recent inventory certificate (‘Total Eligible Inventory’), or

(2) if the Fixed Charge Coverage ratio is less than [****] or TTM EBITDA is less than [****], in each case as shown on the most recent Trigger Compliance Certificate delivered pursuant to Section 8(g) of the Inventory Financing Agreement, 100% of Total Eligible Inventory shown on the most recent inventory certificate, less the lesser of (x) [****] and (y) [****] of Total Eligible Inventory shown on such inventory certificate,

(ii)  minus, the aggregate outstanding amount of Obligations.”

As used in the definition of Availability, the below terms have the following meanings:

‘Capital Expenditures’ shall mean with respect to any Person, all expenditures (by the expenditure of cash or the incurrence of Debt) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto that have a useful life of more than one year and that are required to be capitalized under GAAP, but excluding from such calculation expenditures made with the cash proceeds received by Dealer from any insurance claim payable by reason of theft, loss, physical damage or similar event with respect to any of Dealer’s respective property or assets.

‘Fixed Charge Coverage Ratio’ shall mean the ratio of (a) TTM EBITDA less Capital Expenditures (to the extent not financed) to (b) Fixed Charges.

‘Fixed Charge’ shall mean cash interest plus scheduled principal payments plus income taxes paid in cash plus dividends and distributions.

‘TTM EBITDA’ shall mean consolidated net income plus the sum of taxes, interest, depreciation and amortization, and one-time costs related to acquisitions permitted pursuant to the Inventory Financing Agreement plus non-cash stock-based compensation less non-recurring gains or non-cash items increasing net income and tax credits to the extent they increased net income for the trailing twelve month period.”

11.The second paragraph under the Concentration Limits heading in the PTL is hereby deleted in its entirety and replaced by the following:

“If the units of inventory (new and pre-owned) financed by any one or more Lenders which are not Pre-Sold and which have an Outstanding Amount > [****] exceed [****] in the aggregate (of which no more than [****] in the aggregate may be [****]), then immediate payment shall be required and applied to the oldest units of such inventory financed by such Lender or Lenders to the extent required to reduce the Outstanding Amount to [****] or less for such inventory (or [****] or less for [****] inventory).  In no event shall any one or more Lenders finance more than the greater of [****] units or [****] of such inventory that exceeds [****] ft., and which are not Pre-Sold.”

12.[****]

13.Each reference in the Financing Agreement, [****], the PTL, and any other document, instrument or agreement related thereto or executed in connection therewith (collectively, the “Documents”) to the Financing Agreement, the PTL [****] shall be deemed to refer to the Financing Agreement, the PTL [****] as amended by this Amendment.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

14.Each Dealer hereby ratifies and confirms the Financing Agreement, the PTL [****], as amended hereby, and each other Document executed by such Dealer in all respects.

15.Each Dealer hereby unconditionally releases, acquits, waives, and forever discharges Agent and the Lenders and their successors, assigns, directors, officers, agents, employees, representatives and attorneys from any and all liabilities, claims, causes of action or defenses, if any, and for any action taken or for any failure to take any action, existing at any time prior to the execution of this Amendment.

16.This Amendment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their participants, successors and assigns.

17.This Amendment may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.  This Amendment may be executed by any party to this Amendment by original signature, facsimile and/or electronic signature.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

MARINEMAX, INC., a Florida corporation

By:
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
Tax ID:	59-3496957
Org. ID (if any): 2849981 8100
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759
MARINEMAX EAST, INC., a Delaware corporation

By:
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
Tax ID:	94-3382331
Org. ID (if any): 3332179 8100
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759
MARINEMAX SERVICES, INC., a Delaware corporation

By:
Print Name:	Michael H. McLamb
Title:	Vice President, Secretary, Treasurer
Tax ID:	74-2979572
Org. ID (if any): 3331764 8100
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759

MARINEMAX NORTHEAST, LLC, a Delaware limited liability company

By:
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
Tax ID:	26-0668571
Org. ID (if any): 4402087 8100
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759

Signature Page to Second Amendment to Second Amended and Restated IFA

BOATING GEAR CENTER, LLC, a Delaware limited liability company
By: MARINEMAX EAST, INC., the sole member of Boating Gear Center, LLC

By:
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
Tax ID:	20-2113374
Org. ID (if any): 3908460 8100
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759
US LIQUIDATORS, LLC
a Delaware limited liability company By: MARINEMAX, INC., the sole member of US Liquidators, LLC
By:
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
Tax ID:	20-5817473
Org. ID (if any): 4242668 8100
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759

MY WEB SERVICES, LLC,

a Delaware limited liability company

By: MARINEMAX, INC., the sole member of My Web Services, LLC

By:
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
Tax ID:	27-4689836
Org. ID (if any): 4933499
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759

Signature Page to Second Amendment to Second Amended and Restated IFA

MARINEMAX CHARTER SERVICES, LLC,

a Delaware limited liability company

By: MARINEMAX EAST, INC., the sole member of MarineMax Charter Services, LLC

By:
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
Tax ID:	45-3265782
Org. ID (if any): 5037331
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759

NEWCOAST FINANCIAL SERVICES, LLC,
a Delaware limited liability company By: MARINEMAX EAST, INC., the sole member of Newcoast Financial Services, LLC
By:
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
Tax ID:	59-3529057
Org. ID (if any): 2920730 8100
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759

Signature Page to Second Amendment to Second Amended and Restated IFA

AGENT AND LENDER:

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE LLC

By:	/s/ Pamela Holm
Print Name:	Pamela Holm
Title:	Risk Director

LENDERS:

BANK OF THE WEST, INC.

By:	/s/ Silvia Boulger
Print Name:	Silvia Boulger
Title:	Vice President
M&T BANK

By:	/s/ Brendan Kelly
Print Name:	Brendan Kelly
Title:	Vice President

Signature Page to Second Amendment to Second Amended and Restated IFA

Exhibit C

to Financing Agreement

Permitted Locations

Exhibit C
Permitted Locations

Location Name	Lot Code	Address Line 1	City	State	Zip Code	Phone Numbers
MarineMax Dania Beach Service	MYSD	490 Taylor Lane	Dania Beach	FL	33004	954-926-0308
MarineMax Brick	BNJ	1500 Riverside	Brick	NJ	08724	732-840-2100
MarineMax Brevard (Cocoa)	BVD	1410 King Street	Cocoa	FL	32922	321-636-3142
MarineMax Sarasota Retail Sales	CIT	1601 Ken Thompson Parkway	Sarasota	FL	34236	941-388-4411
MarineMax Bayport	CMB	200 Fifth Avenue South	Bayport	MN	55003	651-351-9621
MarineMax Rogers	CMR	20300 County Road 81, PO Box 250	Rogers	MN	55374	763-428-4126
MarineMax Excelsior	CMZ	141 Minnetonka Boulevard	Excelsior	MN	55331	952-346-4857
MarineMax Norwalk	CT1	130 Water Street	Norwalk	CT	06854	888-254-1796
MarineMax Connecticut	CT2	627 Boston Post Road	Westbrook	CT	06498	860-399-5581
MarineMax Clearwater	CW	18025 US 19 North	Clearwater	FL	33764	727-536-2628
MarineMax Lewisville/Dallas	DAL	1490 N Stemmons Freeway	Lewisville	TX	75067	972-436-9979
MarineMax Jacksonville Beach	FL3	2079 Beach Boulevard	Jacksonville Beach	FL	32250	904-338-9970
MarineMax Panama City	FL7	3605 Thomas Drive	Panama City Beach	FL	32408	850-234-6533
MarineMax Ft Myers	FT	14070 McGregor Boulevard	Fort Myers	FL	33919	239-481-8200

MarineMax Ft Myers	FT	14030 McGregor Boulevard	Fort Myers	FL	33919	239-454-2628
MarineMax Harbor's View	GLC	451107 E 320 Road	Afton	OK	74331	918-782-3277
MarineMax Ft Lauderdale	HAT	2301 SE 17th Street, Pier 66 Marina	Fort Lauderdale	FL	33316	954-779-1905
MarineMax Lake Hopatcong	HOP	134 Espanong Road	Lake Hopatcong	NJ	07849	973-663-2045
MarineMax Jacksonville - Retail Store	JAC	8725 Arlington Expressway	Jacksonville	FL	32211	904-338-9970
MarineMax Branson	KIC	611 Rock Lane	Branson	MO	65616	417-739-2500
MarineMax Pensacola	KM	84 W Airport Boulevard	Pensacola	FL	32503	850-477-1112
MarineMax Pensacola	KM	1901 Cypress Street	Pensacola	FL	32502	850-477-1112
MarineMax Lewisville Yachts and Service	LLV	1481 E Hill Park Road	Lewisville	TX	75056	972-436-9979
MarineMax Lake Ozark	LOZ	3070 Bagnell Dam Boulevard	Lake Ozark	MO	65049	573-365-5382
MarineMax Tampa	LQ1	2605 43rd Street	Tampa	FL	33605	913-627-0172
MarineMax Lake Texoma	LTX	120 Texoma Harbor Drive	Pottsboro	TX	75076	972-436-9979
MarineMax Brant Beach Service	MBB	20 W 44th Street	Brant Beach	NJ	08008	609-494-2838
MarineMax Osage Beach	MCP	4543 Osage Beach Parkway	Osage Beach	MO	65065	573-348-1299
MarineMax Gunpowder Cove (Joppa)	MD1	510 Riviera Drive	Joppa	MD	21085	410-679-5454
MarineMax White Marsh	MD2	11000 Pulaski Highway	White Marsh	MD	21162	410-335-6501
MarineMax Baltimore Yacht Sales and Service Center	MD4	1800 S Clinton Street	Baltimore	MD	21224	410-732-1260
MarineMax Miami	MIA	700 NE 79th Street	Miami	FL	33138	305-758-5786

MarineMax - Miami Service	MIA	840 NE 78th Street	Miami	FL	33138	305-758-5786
MarineMax Ship Bottom	MLB	214 W 9th Street	Ship Bottom	NJ	08008	609-494-2102
Corporate Headquarters	MM	2600 McCormick Drive, Suite 200	Clearwater	FL	33759	727-531-1700
MarineMax Mays Landing Service	MML	1201 Somers Point, Route 559	Egg Harbor	NJ	08234	609-625-1099
MarineMax Laurie	MO1	506 N Main Street	Laurie	MO	65037	573-348-1299
MarineMax Somers Point	MSP	600 Bay Avenue	Somers Point	NJ	08244	609-926-0600
MarineMax St Petersburg Yacht and Service Center	MYSC	6810 Gulfport Boulevard	South Pasadena	FL	33707	727-343-6520
MarineMax Naples Retail Sales	NAP	1146 6th Avenue South	Naples	FL	34102	239-262-1000
MarineMax Seabrook	NAS	3001 NASA Parkway	Seabrook	TX	77586	281-326-4224
MarineMax Southport Marina	NC6	606 West Street, Suite 107	Southport	NC	28461	201-515-4122
MarineMax Boston	NE1	24-R Ericsson Street	Boston	MA	02122	617-288-1000
MarineMax Danvers	NE2	10 Hutchinson Drive	Danvers	MA	01923	781-395-0050
MarineMax Wakefield	NE3	362 Pond Street	Wakefield	RI	02879	781-875-3619
MarineMax Hingham	NE4	335 Lincoln Street	Hingham	MA	02043	781-875-3619
MarineMax Palm Beach	NPB	2385 PGA Boulevard	Palm Beach Gardens	FL	33410	561-694-5815
MarineMax Lindenhurst Marina and Yacht Center	NY1	846 S Wellwood Avenue	Lindenhurst	NY	11757	631-957-5900
MarineMax Lindenhurst	NY2	692 S Wellwood Avenue	Lindenhurst	NY	11757	631-226-0000
MarineMax Copiague	NY4	750 Merrick Road	Copiague	NY	11726	631-842-5900

MarineMax Huntington	NY5	155 West Shore Road	Huntington	NY	11743	631-424-2710
MarineMax Manhattan	NY6	Chelsea Piers, Pier 59, 23rd Street and the Hudson River	New York	NY	10011	212-336-7873
MarineMax Gulf Shores Parkway	OB	3829 Gulf Shores Parkway	Gulf Shores	AL	36542	251-981-1113
MarineMax of Orlando	OLN	455 S Lake Destiny Road	Orlando	FL	32810	407-660-2628
MarineMax Ocean Reef	ORC	2 Fishing Village Drive	Key Largo	FL	33037	305-367-3969
MarineMax Cape Haze (Palm Island)	PMI	7090 Placida Road	Cape Haze	FL	33946	941-697-2161
MarineMax Pompano Beach Retail Sales	POM	700 South Federal Highway	Pompano Beach	FL	33062	954-783-9555
MarineMax Pompano Yacht Center	PYC	750 South Federal Highway	Pompano Beach	FL	33062	954-618-0440
MarineMax Newport	RI1	10 Bowen's Wharf	Newport	RI	02840	401-849-2243
MarineMax Rhode Island	RI2	1 Masthead Drive	Warwick	RI	02886	410-886-7899
MarineMax Wrightsville Beach	SB	130 Short Street	Wrightsville Beach	NC	28480	910-256-8100
MarineMax San Diego	SDG	2450 Shelter Island Drive, Suite A	San Diego	CA	92106	619-294-2628
MarineMax Cumming	SM2	1860 Bald Ridge Marine Road	Cumming	GA	30041	770-781-9370
MarineMax Buford	SM7	5800 Lanier Islands Parkway	Buford	GA	30518	770-614-6968
MarineMax Montgomery	SSH	17742 Texas Route 105	Montgomery	TX	77356	936-228-4165
MarineMax Stuart Sales and Service	STU	2370 SW Palm City Road	Stuart	FL	34994	772-287-4495
MarineMax Catawba Island	TCM	1991 NE Catawba Road	Port Clinton	OH	43452	419-797-4492

MarineMax Venice Retail Sales	VEN	1485 S Tamiami Trail	Venice	FL	34285	941-485-3388
Marinemax at Channel Club Marina	CHE	33 West Street	Monmouth Beach	NJ	07750	732-874-7196
MarineMax Stevensville	MD3	357 Pier One Road	Stevensville	MD	21666	410-827-7371

Exhibit E

to Financing Agreement

Lenders’ Allocations and Ratable Shares

Lender	Allocation	Ratable Share
CDF	$195,000,000	65.0000000000%
Bank of the West, Inc.	$35,000,000	11.6666666667%
M&T Bank	$70,000,000	23.3333333333%
TOTAL	$300,000,000	100.000000000%

Exhibit G

to Financing Agreement

Form of Trigger Compliance Certificate

Exhibit G
Trigger Compliance Certificate

Calculations Based on trailing twelve month (TTM) period ended:	6/30/2016

	PYTD	FYE	CYTD	TTM
	6/30/2015	9/30/2015	6/30/2016	6/30/2016
net income	-		-	-
add back: taxes	-		-	-
add back: interest	-		-	-
add back: depreciation / amortization	-		-	-
add back: one-time acquisition costs	-		-	-
add back: non-cash stock-based compensation	-		-	-
less: non-recurring gains / non-cash items / tax credits	-		-	-
EBITDA	-	-	-	-
less: Capital Expenditures	-		-	-
EBITDA less Capital Expenditures	-	-	-	-

cash interest	-		-	-
scheduled principal payments	-	-	-	-
cash income taxes	-		-	-
dividends / distributions	-	-	-	-
Fixed Charges	-	-	-	-

FCCR				#DIV/0!

Compliant?
EBITDA Trigger [****]
FCCR Trigger [****]

MarineMax, Inc.
By: _________________________________________
Title: _________________________________________

Exhibit C

to PTL

Form of Inventory Certificate

[****]